Financial Instruments (Details) - Schedule of Level 3 financial instruments carried at fair value $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Contingent consideration in business combinations
Balance as of January 1, 2021
Balance as of December 31, 2021	(8,792)
Arising from business combinations	(10,159) [1]
Changes in fair value (unrealized)	$ 1,367

[1]	See Note 9.B regarding acquisition of NanoFabrica for information in relation to the contingent consideration liability at the amount of $1,367 thousand arising from business combination and Note 20.F regarding offsetting the liability against deposit. See Note 9 (3) B regarding acquisition of Essemtec for information in relation to the contingent consideration liability at the amount of $8,792 thousand arising from business combination.